UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2011

CYBERDEFENDER CORPORATION
(Exact name of Company as specified in Charter)

Delaware	333-138430	65-1205833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

617 West 7th Street, Suite 1000
Los Angeles, California 90017
 (Address of Principal Executive Offices)

213-689-8631
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Item 502(c).

The Board of Directors of CyberDefender Corporation (the “Company”) approved the amendment of stock options agreements (“Agreements) with its directors, officers and certain employees and consultants to reduce the exercise price of the options to purchase the Company’s common stock that are subject to the Agreements. The exercise price will be reduced to $0.735, the market closing price on October 10, 2011.

The stock options were granted pursuant to the Company’s 2005 Equity Incentive Plan and 2006 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2011

CYBERDEFENDER CORPORATION

By:	/s/ Kevin Harris
Kevin Harris, Chief Financial Officer